Filed pursuant to Rule 497(a)

File No. 333-204915

Rule 482ad

FROM: Newtek Business Services Corp. http://www.thesba.com Investor Relations & Public Relations Contact: Jayne Cavuoto Telephone: (212) 273-8179/jcavuoto@thesba.com

Newtek Business Services Corp. Announces Upsizing and Pricing of

Public Offering of 7.00% Notes Due 2021

New York - April 15, 2016 – Newtek Business Services Corp. (Nasdaq Global Market: NEWT) (“Newtek”) announced today the pricing of its previously announced public offering of its 7.00% notes due 2021 (the “Notes”) and that it has increased the size of the offering from $25,000,000 in aggregate principal amount to $35,000,000 in aggregate principal amount (in each case, excluding any overallotment option). The Notes will mature on March 31, 2021, and may be redeemed in whole or in part at any time or from time to time at Newtek’s option on or after April 22, 2017. The Notes will bear interest at a rate of 7.00% per year payable quarterly on March 31, June 30, September 30 and December 31 of each year, beginning June 30, 2016. Newtek has also granted the underwriters a 30-day option to purchase up to an additional $5,250,000 million in aggregate principal amount of the Notes to cover overallotments, if any.

The offering is expected to close and settle on April 22, 2016, subject to customary closing conditions. The Notes are expected to be listed on the Nasdaq Global Market under the trading symbol “NEWTL” and to trade thereon within 30 days of the original issue date.

Keefe, Bruyette & Woods, A Stifel Company, and D.A. Davidson & Co. are acting as the joint book-running managers for this offering. Janney Montgomery Scott and Ladenburg Thalmann are acting as co-managers.

This offering is being made pursuant to an effective shelf registration statement and related prospectus and preliminary prospectus supplement filed by Newtek with the Securities and Exchange Commission. This press release shall not constitute an offer to sell or the solicitation of an offer to buy any securities nor will there be any sale of these securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Copies of the prospectus supplement and accompanying prospectus relating to the offering may be obtained from any of the joint book-running managers or co-managers as follows: Keefe, Bruyette & Woods, Inc., 787 Seventh Avenue, Fourth Floor, New York, NY 10019, telephone: 1-800-966-1559, email: uscapitalmarkets@kbw.com; D.A. Davidson & Co., Attention: Syndicate, 8 Third Street North, Great Falls, MT  59404, phone:  1-800-332-5915, email:  prospectusrequest@dadco.com; Janney Montgomery Scott LLC, Attention: Debt Capital Markets, 1717 Arch Street, Philadelphia, PA 19103, telephone: (215) 665-6170, email: synorders@janney.com; or Ladenburg Thalmann & Co. Inc., Attention: Syndicate Department, 58 South Service Road, Suite 160, Melville, NY 11747, telephone: (631) 270-1600, email: prospectus@ladenburg.com.

Investors are advised to carefully consider the investment objective, risks, charges and expenses of Newtek before investing. The preliminary prospectus supplement dated April 14, 2016 and the accompanying prospectus dated August 19, 2015, which have been filed with the Securities and Exchange Commission, contain this and other information about Newtek and should be read carefully before investing.

The information in the preliminary prospectus supplement, the accompanying prospectus and this press release is not complete and may be changed.

ABOUT NEWTEK

Newtek Business Services Corp., The Small Business Authority®, is an internally managed BDC, which along with its controlled portfolio companies, provides a wide range of business services and financial products under the Newtek® brand to the small- and medium-sized business (“SMB”) market. Since 1999, Newtek has provided state-of-the-art, cost-efficient products and services and efficient business strategies to over 100,000 SMB accounts across all 50 States to help them grow their sales, control their expenses and reduce their risk.

Newtek’s and its portfolio companies’ products and services include: Business Lending, Electronic Payment Processing, Managed Technology Solutions (Cloud Computing), eCommerce, Accounts Receivable Financing, The Secure Gateway, The Newtek Advantage®, Personal and Commercial Insurance Services, Web Services, Data Backup, Storage and Retrieval and Payroll Solutions. The Small Business Authority® is a registered trade mark of Newtek Business Services Corp., and neither are a part of or endorsed by the U.S. Small Business Administration.

FORWARD-LOOKING STATEMENTS

Statements included herein may constitute “forward-looking statements,” which relate to future events or our future performance or financial condition. These statements are not guarantees of future performance, condition or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in our filings with the Securities and Exchange Commission. Newtek undertakes no duty to update any forward-looking statements made herein.

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